UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2024

GAMER PAKISTAN INC.
(Exact name of registrant as specified in its charter)

Delaware	333-273220	87-3732146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 E Horizon Ridge Pkwy,Suite 110-481, Henderson, Nevada 89002

(Address of principal executive offices) (Zip Code)

702-905-1171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	GPAK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition.

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 20, 2023, Gamer Pakistan Inc. (the “Company”) filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 (the “Form 10-Q”), mistakenly believing that its independent accountant, Mercurius & Associates (“Mercurius”) had completed its review of the unaudited interim financial information as of and for the three and nine month periods ended September 30, 2023 set forth in the Form 10-Q, as required by Statement on Auditing Standards No. 100, Interim Financial Statements (the “SAS 100 Review”). That mistaken belief arose from the information, now known to be incorrect, provided by a Company representative who had been in communication with Mercurius, that Mercurius had completed its review and approved the filing of the Form 10-Q. The financial information and footnotes contained in the Form 10-Q was prepared by other certified public accountants engaged by the Company for that purpose.

On or about December 18, 2023, senior management of the Company learned that Mercurius had in fact not completed its review of the Form 10-Q. After investigating the facts, the Board authorized the filing of this Current Report on Form 8-K.

Due to the fact that Mercurius’ SAS 100 Review has not yet been completed, the consolidated balance sheets, condensed financial statements as of and for the three and nine month periods ended September 30, 2023 included in the Form 10-Q should not be relied upon. The Company intends to file an amended Form 10-Q upon completion of Mercurius’ SAS 100 Review.

The Company’s Senior Management and Audit Committee have discussed the matters reported in this Form 8-K with Mercurius. Mercurius was given the opportunity to review the disclosure in this Form 8-K prior to its filing and has furnished the Company with a letter indicating that, to the extent of its knowledge, it agrees with the statements made herein. This letter is filed as Exhibit 99.1 hereto.

The information in Items 2.02 and 4.02 is furnished solely pursuant to such Items. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Moreover, the information in Items 2.02 and 4.02 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Letter of Mercurius & Associates dated January 17, 2024

104	Cover Page Interactive Date File (embedded within the inline SBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gamer Pakistan Inc.

Date: January 17, 2024	By:	/s/ James Knopf
	Name:	James Knopf
	Title:	Chief Executive Officer

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